INTRATUMORAL REGULATED
EXPRESSION OF IL-12 AS A
GENE THERAPY APPROACH
TO IMMUNOTHERAPY
John Nemunitis
1
, John A. Barrett
2
, Francois Lebel
2
,
Thomas D. Reed
3
, E. Antonio Chiocca
4
, Antonio M. Omuro
5
,
Larry Norton
5
, Jonathan Lewis
2
1
Mary Crowley Cancer Research Centers, Dallas, TX, United States, 75201
2
ZIOPHARM Oncology Inc., Boston, MA, United States, 02129
3
Intrexon Corporation, Germantown, MD, United States, 20876
4
Brigham and Woman’s Hospital, Harvard Medical School, Boston, MA, United States, 02115
5
Memorial Sloan-Kettering Cancer Center, New York, NY, United States, 10065
Exhibit 99.2

Background & Rationale IL-12 in Glioma
• Tumors escape the immune system through
the process of immunoediting. Thus,
restoration of the immune system’s ability to
detect the tumor should result in improved
treatment outcomes.
• Localized IL-12 administration has been
shown to have antitumor activity that is
mediated by direct tumor cell cytotoxicity, and
enhancement of immuno-regulatory activities
including activation of anti-tumor natural killer
(NK) cells, CD4
+
T cells and CD8
+
T cells.

Background & Rationale IL-12 in Glioma
• Roy & Kranz (University of Illinois) IL-12. Journal of Immunology, 2000, 165: 7293–7299.
Model SV11 Transgenic mouse administered recombinant mIL-12 i.c. Findings Increased survival infiltration of activated CD8 and CD4 T cells.
• Vom Berg & Becher (University of Zurich) J Exp Med, 2013, 210: 2803-2811. Model:
GL261 transduced to constitutively express IL-12 i.c. Findings: Increased survival combination of IL-12 + CTLA4 elicits decrease Tregs while increasing Teff.
• Dimeco & Olivi Johns Hopkins School of Medicine & Istituto Nazionale Tumori, Milan,
Italy)
J Neurosurg 2000, 92:419–427,
Model:
Rat 9L gliosarcoma cells expressing IL-12.
Findings Local delivery of IL-12 in rat brain prolongs survival in animals challenged i.c.
with a malignant glioma cells.
• Sonabend & Lesniak (University of Chicago). Anti-Cancer Drugs 2008, 19:133–142.
Model: GL-261 orthotopic glioma model. Findings: Synergy in survival with locally administered pmIL-12/PPC + biodegradable carmustine
• Markert & Whitley (University of Alabama) Journal of Virology 2012,86: 5304–5313
Model: 4C8 glioma cells orthotopic B6D2F1 mouse. Findings: Hsv mutant M002 expressing IL-12 demonstrated prolonged survival vs. control
• Liu & Yu (Cedars Sinai Medical Center) Cancer Gene Therapy (2002) 9, 9–15
Model: GL-26 orthotopic mouse. Ad5-mIL-12 Findings: Survival was significantly prolonged in Ad-mIL-12–treated animals with increased CD4+ and CD8+ T- cell infiltration
(
:
:
:

1. The Switch
Components:
The RTS® gene program includes 2 receptor protein fusions:
VP16-RXR and Gal4-EcR.  They form unstable and unproductive heterodimers in the absence of any ligand.
2. The Inducible
Promoter:
A customizable promoter to which basal transcription proteins are recruited and the target gene is transcribed.
3. The Activator Ligand (veledimex): An ecdysone analog, diacylhydrazine-based small molecule functions as an activator. In the presence of the ligand, the protein heterodimer changes to a stable conformation and binds to the inducible promoter.
EcR
RXR
VP16
Gal4
Basal
Transcription
Proteins
Activator
Ligand
RXR VP16
Gal4 EcR
Inducible Gene Program
Inducible Gene Program
RheoSwitch Therapeutic System® (RTS®) is a 3-component transcriptional regulator
Inducible Gene Regulation: RheoSwitch Therapeutic System
®

IL-12 Production is Modulated by Activator Ligand in HT 1080 Cells 5 On Off On AL=75nM 5

RTS Copy Number/μg DNA
Tumor Veledimex (ng/g)
Relative Expression
Tumor IL-12 (pg/mg protein)

Dose-Dependent Increase in Expression of Tumor IL-12
mRNA & IL-12 Protein in Response to Veledimex
10
2
10
10 4
10
5
10
6
0 2 4 6 8 10 12 14
RTS gDNA Tumor Veledimex Level
10
0
10
1
10
2
10
3
0 2 4 6 8 10 12 14
Time (days) Time (days)
Vehicle/Vehicle
Vehicle/Veledimex 150 mg/m
Ad (1e10) + Veledimex 15 mg/m
Ad (1e10) + Veledimex 30 mg/m
Ad (1e10) + Veledimex 75 mg/m
Ad (1e10) + Veledimex 150 mg/m
2
Tumor IL-12 Protein Level
IL-12 RNA
0.1
1
10
0 2 4 6 8 10 12 14
Time (days)
10 0
10
1
10
2
10
3
10
4
0 2 4 6 8 10 12 14
Time (days)
2
2
2

Ad-RTS-mIL-12 + Veledimex Increases Tumor
CD8 + & CD4 + While Decreasing CD4 + Fox P3 + TILs
in the 4T1 Syngeneic Mouse
Vehicle
Ad-RTS-mIL-12
1 x 10
10
vp
+ Veledimex
150 mg/m
7
CD8
+
CD4
+
CD4
+
Fox P3
+
2

Dose-Dependent Anti-Tumor Activity of Ad-RTS-
mIL-12 + Veledimex (AL) in Murine 4T1 Model
Start of treatment
Tumor volume reached 100-200 mm
3
0 4 8 12 16 20 24 28 32
0
5
10
15
Vehicle/Vehicle
Vehicle/Ad-RTS-mIL12
Vehicle/Veledimex 15 mg/m
2
Ad-RTS-mIL12 + AL 15 mg/m
2
Ad-RTS-mIL12 + AL 30 mg/m
2
Ad-RTS-mIL12 + AL 75 mg/m
2
Ad-RTS-mIL12 + AL 150mg/m
2
Time (Days)

• High expression of IL-12 mRNA in tumors, tightly controlled by veledimex dose
• Tumor biopsies show increased tumor infiltrating lymphocytes in both injected and systemic non-injected lesions
• Serious adverse events are mechanism-based and consistent with immunotherapy (Fever, N&V, leukopenia, increased LFTs,
hyponatremia, cytokine release response)
•Serious adverse events reversed within days after stopping veledimex dosing
•Subjects who have had IL-12 expression turned “off” have been redosed, and IL-12 turned “on” again
Clinical Observations to Date
9
We can control gene expression to achieve a systemic immune
response
We have seen systemic and fully reversible toxicity

Veledimex (ng/g)
Normal Mice, Day 2
GL261 Mice, Day 2
GL261 Mice, Day 13

Higher Veledimex Levels Normal and in GL261 Orthotopic Glioma Mouse Brains Veledimex levels at 24 hr posttreatment 0 1000 2000 3000 4000 5000 6000 450 mg/m 2 /day 1200 mg/m 2 /day

Effects of Ad-RTS-mIL-12 + Veledimex (AL)
in the Orthotopic GL261 Mouse
Normal Mouse
Vehicle
BID x 14
Ad-RTS-mIL-12 1x10
10
vp
+ AL 450 mg/m /day
BID x14
Treatment For 14 days
Day 74 (end of study)
Control Day 20
2

Ad-RTS-mIL-12 + Veledimex (in Chow)
Results in Increased Survival in the GL261
Orthotopic Glioma Mouse Model
Veledimex administered ad lib in chow from Day 4 to EOS at ~ 675 mg/m
/day
Ad-RTS-mIL12 administered on Day 5
0 20 40 60 80
0
20
40
60
80
100
Vehicle/Vehicle
Vehicle/AD (5e9)
Vehicle/Activator chow (1000)
Activator chow + AD (5e9)
Activator chow + AD (1e9)
Activator chow + AD (1e8)
Time (Days)
2

Ad-RTS-mIL-12 + Veledimex (AL) Results in
Increased Survival When Compared to Control
in the GL261 Orthotopic Glioma Mouse Model
Ad-RTS-mIL12 administered on Day 5 ; Veledimex (mg/m
2
) administered BID for 14 days from
Day 5;
0 20 40 60 80
0
10
20
30
40
50
60
70
80
90
100
maisine/saline
maisine/vector
Veledimex (AL)/saline
AL 150/day + AD 1e10
AL 300/day + AD 1e10
AL 450/day + AD 1e10
AL 675/day + AD 1e10
AL 1200/day + AD 1e10
dexamethasone 6 bidx14
bevacizumab 30 biwkx3
temozolamide 300Qdx5
Time (Days)

Ad-RTS-mIL-12 + veledimex significantly
reduces brain cancer stem cells in GL-261
Orthotopic Glioma Model
Nestin levels (marker for cancer stem cells)
inverse correlation with survival (Pearson r= 0.92)
0
10
20
30
Vehicle/Vehicle
Vehicle/Ad-RTS-mIL-12
Vehicle/Veledimex
Veledime x 450 mg/m /day
Veledime x 600 mg/m /day
Veledime x 1200 mg/m /day
Nestin
2
2
2

Conclusions
• Ad-RTS-mIL-12 + veledimex PO exhibits controllable
systemic immune activation in human subjects with
melanoma and breast cancer.
• Veledimex exhibits dose-related increases in plasma and
brain tissue exposure with no accumulation in brain.
• Ad-RTS-mIL-12 (1x10
10
vp) + veledimex PO improves
survival over temozolomide, dexamethasone and
bevacizumab.
• Ad-RTS-mIL-12 + veledimex significantly reduces brain
cancer stem cells
• These findings support the utility of localized, regulatable IL-
12 production as an approach for the treatment of malignant
glioma in human subjects.